Thrivent Church Loan and Income Fund

Supplement to the Statement of Additional Information

dated September 28, 2018

Effective on January 1, 2019, Julie K. Braun and Cecilia H. Herbert were appointed by the Fund’s Board of Trustees (the “Board”) and elected by the Fund’s sole shareholder to serve as Trustees on the Board. The Board also appointed Ms. Braun and Ms. Herbert as members of the Fund’s Audit Committee and Nominating and Governance Committee. In light of the foregoing, the Statement of Additional Information is revised as follows:

1.	All references to the number of Trustees shall be revised to refer to six Trustees. All references to the number of Independent Trustees shall be revised to refer to five Independent Trustees.

2.

The following information regarding Ms. Braun and Ms. Herbert is added to the “Management of the Fund—Board of Trustees and Executive Officers—Leadership Structure and Oversight Responsibilities” section of the Statement of Additional Information:

Julie K. Braun. Prior to her retirement in 2016, Ms. Braun was a founding Partner and Chief Operating Officer for a global private investment firm focused on distressed debt and alternative asset investments, responsible for the implementation and oversight of the firm’s financial, operational and corporate functions. Previously, Ms. Braun served as Chief Financial Officer for a private investment manager focused on multi-value and distressed investing. Ms. Braun has also served as a board and committee member for a number of non-profit organizations.

Cecilia H. Herbert. Ms. Herbert currently serves as board chair and independent trustee for a major mutual fund and ETF fund complex and as a trustee for other fund complexes, as well as educational and philanthropic organizations. She previously worked in senior management at JP Morgan Guaranty Trust Company, responsible for corporate lending, trade financing and international corporate finance.

3.	The Independent Trustees chart in the “Management of the Fund—Board of Trustees and Executive Officers—Leadership Structure and Oversight Responsibilities” section is supplemented with the following:

Independent Trustees4

Name, Address and Year of Birth	Position with the Fund and Length of Service[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation[3]	Other Directorships[3]
Julie K. Braun (1958)	Trustee since 2019	1	Retired; Partner and Chief Operating Officer of Castlelake, LP from 2005 to 2016	Various closely-held investment partnerships and LLCs of Castlelake, LP

Cecilia H. Herbert (1949)	Trustee since 2019	1	Trustee of Stanford Health Care since 2016; Trustee of WNET, a New York public media company, since 2011; Member of the Investment Committee, Archdiocese of San Francisco since 1992

Independent Director/Trustee and Board Chair of iShares, Inc. and iShares U.S. ETF Trust; Independent Trustee

of Forward Funds from 2009 to 2018; Independent Trustee of Salient MF Trust from 2015 to 2018

4.	The section entitled “Management of the Fund—Committee of the Board of Trustees” is deleted and replaced in its entirety with the following:

Committees of the Board of Trustees

Committee	Members	Function	Meetings Held During Last Fiscal Year
Audit	Julie K. Braun Pastor Brian Fragodt Jerry T. Golden Cecilia H. Herbert George W. Morriss	The Audit Committee has, as its primary purpose, oversight responsibility with respect to: (a) the adequacy of the Fund’s accounting and financial reporting processes, policies and practices; (b) the integrity of the Fund’s financial statements and the independent audit thereof; (c) the adequacy of the Fund’s overall system of internal controls over financial reporting; (d) the Fund’s compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Fund’s independent auditors; and (f) overseeing the Fund’s valuation matters, including the fair value determinations made by the Adviser’s Valuation Committee and fair valuation procedures proposed and utilized by the Adviser’s Valuation Committee.	N/A

Nominating and Governance	Julie K. Braun Pastor Brian Fragodt Jerry T. Golden Cecilia H. Herbert George W. Morriss	The Nominating and Governance Committee assists the Board in fulfilling its duties with respect to the governance of the Fund, including recommendations regarding the process for evaluation by the Board of the Board and its committees, compensation of the Trustees and composition of the committees and the Board’s membership. The Nominating and Governance Committee makes recommendations regarding nominations for individuals to serve as Fund officers and Trustees, and will consider nominees for Trustee suggested by shareholders sent to the attention of the President of the Fund.	N/A

The date of this Supplement is January 9, 2019.

Please include this Supplement with your Statement of Additional Information.

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